Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements of Agree Realty Corporation include the accounts of the Company, its majority-owned partnership, Agree Limited Partnership (the “Operating Partnership”), and its wholly-owned subsidiaries. The Company controlled, as the sole general partner, 96.59% and 96.56% of the Operating Partnership as of December 31, 2011 and 2010, respectively. All material intercompany accounts and transactions are eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of (1) assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and (2) revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications of prior period amounts have been made in the financial statements in order to conform to the 2011 presentation.

Fair Values of Financial Instruments

Certain of the Company’s assets and liabilities are disclosed at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various valuation methods including the market, income and cost approaches.  The assumptions used in the application of these valuation methods are developed from the perspective of market participants, pricing the asset or liability.  Inputs used in the valuation methods can be either readily observable, market corroborated, or generally unobservable inputs.  Whenever possible the Company attempts to utilize valuation methods that maximize the use of observable inputs and minimizes the use of unobservable inputs.  Based on the operability of the inputs used in the valuation methods the Company is required to provide the following information according to the fair value hierarchy.  The fair value hierarchy ranks the quality and reliability of the information used to determine fair values.  Assets and liabilities measured, reported and/or disclosed at fair value will be classified and disclosed in one of the following three categories:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3 – Unobservable inputs that are not corroborated by market data.

The table below sets forth the Company’s fair value hierarchy for liabilities measured or disclosed at fair value as of December 31, 2011.

	Level 1	Level 2	Level 3	Carrying Value

Liability:
Interest rate swap	$—	$629,460	$—	$629,460
Fixed rate mortgage	$—	$—	$41,565,000	$39,704,000
Variable rate mortgage	$—	$—	$22,678,000	$23,150,000
Variable rate debt	$—	$56,443,898	$—	$56,443,898

The carrying amounts of the Company’s short-term financial instruments, which consist of cash, cash equivalents, receivables, and accounts payable, approximate their fair values. The fair value of the interest rate swap was derived using estimates to settle the interest rate swap agreement, which is based on the net present value of expected future cash flows on each leg of the swap utilizing market-based inputs and discount rates reflecting the risks involved. The fair value of fixed and variable rate mortgages was derived using the present value of future mortgage payments based on estimated current market interest rates of 4.87% and 6.31% at December 31, 2011 and 2010, respectively.  The fair value of variable rate debt is estimated to be equal to the face value of the debt because the interest rates are floating and is considered to approximate fair value.

Investments in Real Estate – Carrying Value of Assets

Real estate assets are stated at cost less accumulated depreciation. All costs related to planning, development and construction of buildings prior to the date they become operational, including interest and real estate taxes during the construction period, are capitalized for financial reporting purposes and recorded as “Property under development” until construction has been completed.

Subsequent to completion of construction, expenditures for property maintenance are charged to operations as incurred, while significant renovations are capitalized.

Depreciation and Amortization

Depreciation expense is computed using a straight-line method and estimated useful lives for buildings and improvements of 20 to 40 years and equipment and fixtures of 5 to 10 years.

Purchase Accounting for Acquisitions of Real Estate

Acquired real estate assets have been accounted for using the purchase method of accounting and accordingly, the results of operations are included in the consolidated statements of income from the respective dates of acquisition. The Company allocates the purchase price to (i) land and buildings based on management’s internally prepared estimates of fair value and (ii) identifiable intangible assets or liabilities generally consisting of above- and below-market in-place leases and foregone leasing costs. The Company makes estimates of fair value based on estimated cash flows, using appropriate discount rates, and other valuation techniques, including management’s analysis of comparable properties in the existing portfolio, to allocate the purchase price to acquired tangible and intangible assets.

The estimated fair value of above-market and below-market in-place leases for acquired properties is recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease.

Investment in Real Estate – Impairment Evaluation

Management periodically assesses its Real Estate Investments for possible impairment indicating that the carrying value of the asset, including accrued rental income, may not be recoverable through operations. Events or circumstances that may occur include significant changes in real estate market conditions and the ability of the Company to re-lease or sell properties that are currently vacant or become vacant. Management determines whether an impairment in value has occurred by comparing the estimated future cash flows (undiscounted and without interest charges), including the residual value of the real estate, with the carrying cost of the individual asset. If an impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds fair value.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash and cash equivalents at a financial institution. The account balances periodically exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance coverage, and as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage.

Accounts Receivable – Tenants

Accounts receivable from tenants are unsecured and reflect primarily reimbursement of specified common area expenses. Amounts outstanding in excess of 30 days are considered past due. The Company determines its allowance for uncollectible accounts based on historical trends, existing economic conditions, and known financial position of its tenants. Tenant accounts receivable are written-off by the Company in the year when receipt is determined to be remote.

Unamortized Deferred Expenses

Deferred expenses are stated net of total accumulated amortization. The nature and treatment of these capitalized costs are as follows: (1) financing costs, consisting of expenditures incurred to obtain long-term financing, are amortized using the effective interest method over the term of the related loan, (2) leasing costs, are amortized on a straight-line basis over the term of the related lease and (3) lease intangibles, are amortized over the remaining term of the lease acquired. The Company incurred expenses of $1,105,085, $409,920 and $354,212 for the years ended December 31, 2011, 2010 and 2009, respectively.

Other Assets

The Company records prepaid expenses, deposits, vehicles, furniture and fixtures, leasehold improvements, acquisition advances and miscellaneous receivables as other assets in the accompanying balance sheets.

Accounts Payable – Capital Expenditures

Included in accounts payable are amounts related to the construction of buildings and improvements. Due to the nature of these expenditures, they are reflected in the statements of cash flows as a non-cash financing activity.

Revenue Recognition

Minimum rental income attributable to leases is recorded when due from tenants. Certain leases provide for additional percentage rents based on tenants' sales volume. These percentage rents are recognized when determinable by the Company. In addition, leases for certain tenants contain rent escalations and/or free rent during the first several months of the lease term; however, such amounts are not material.

Taxes Collected and Remitted to Governmental Authorities

The Company reports taxes, collected from tenants that are to be remitted to governmental authorities, on a net basis and therefore does not include the taxes in revenue.

Operating Cost Reimbursement

Substantially all of the Company's leases contain provisions requiring tenants to pay as additional rent a proportionate share of operating expenses such as real estate taxes, repairs and maintenance, and insurance, also referred to as common area maintenance or “CAM” charges. The related revenue from tenant billings for CAM charges is recognized as operating cost reimbursement in the same period the expense is recorded.

Costs and Estimated Earnings on Uncompleted Contracts

For contracts where the Company receives fee income for managing a development project and does not retain ownership of the real property developed, the Company uses the percentage of completion accounting method. Under this approach, income is recognized based on the status of the uncompleted contracts and the current estimates of costs to complete. The percentage of completion is determined by the relationship of costs incurred to the total estimated costs of the contract. Provisions are made for estimated losses on uncompleted contracts in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income. Such revisions are recognized in the period in which they are determined. Claims for additional compensation due to the Company are recognized in contract revenues when realization is probable and the amount can be reliably estimated.

Income Taxes

The Company has made an election to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and related regulations. The Company generally will not be subject to federal income taxes on amounts distributed to stockholders, providing it distributes 100 percent of its REIT taxable income and meets certain other requirements for qualifying as a REIT. For each of the years in the three-year period ended December 31, 2011, the Company believes it has qualified as a REIT. Notwithstanding the Company’s qualification for taxation as a REIT, the Company is subject to certain state taxes on its income and real estate.

The Company and its taxable REIT subsidiaries (“TRS”) have made a timely TRS election pursuant to the provisions of the REIT Modernization Act. A TRS is able to engage in activities resulting in income that previously would have been disqualified from being eligible REIT income under the federal income tax regulations. As a result, certain activities of the Company which occur within its TRS entity are subject to federal and state income taxes (See Note 10). All provisions for federal income taxes in the accompanying consolidated financial statements are attributable to the Company’s TRS.

Dividends

The Company declared dividends of $1.60, $2.04 and $2.02 per share during the years ended December 31, 2011, 2010, and 2009; the dividends have been reflected for federal income tax purposes as follows:

December 31,	2011	2010	2009
Ordinary income	$1.57	$1.84	$2.02
Return of capital	.03	.20	-

Total	$1.60	$2.04	$2.02

The aggregate federal income tax basis of Real Estate Investments is approximately $15.4 million less than the financial statement basis.

Earnings Per Share

Earnings per share have been computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share is computed by dividing net income by the weighted average common and potential dilutive common shares outstanding in accordance with the treasury stock method.

The following is a reconciliation of the denominator of the basic net earnings per common share computation to the denominator of the diluted net earnings per common share computation for each of the periods presented:

Year Ended December 31,	2011	2010	2009

Weighted average number of common shares outstanding	9,854,285	9,322,509	8,086,840
Unvested restricted stock	216,920	166,850	140,980

Weighted average number of common shares outstanding used in basic earnings	9,637,365	9,155,659	7,945,860

Weighted average number of common shares outstanding used in basic earnings per share	9,637,365	9,155,659	7,945,860

Effect of dilutive securities
Restricted stock	43,867	35,841	20,099

Weighted average of common shares outstanding used in diluted earnings per share	9,681,232	9,191,500	7,965,959

Stock Based Compensation

The Company estimates fair value of restricted stock and stock option grants at the date of grant and amortizes those amounts into expense on a straight-line basis or amount vested, if greater, over the appropriate vesting period. No stock options were issued or vested during 2011, 2010 or 2009.

Recent Accounting Pronouncements

Effective January 1, 2012, a new accounting standard modifies the options for presentation of other comprehensive income. The new standard will require us to present comprehensive income in either a single continuous statement or two separate but consecutive statements. This guidance does not change the items that must be reported in other comprehensive income. We expect the adoption will impact our financial statement disclosures.

Effective January 1, 2012, guidance on how to measure fair value and on what disclosures to provide about fair value measurements will be converged with international standards. The adoption will require additional disclosures regarding fair value measurement, however, we do not expect the adoption will have a material effect on our financial statements.